                                                            EXHIBIT 10.1

                               SECOND AMENDMENT
                                      TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT, dated as of August 11, 1997, among SUMMIT BANK, a New Jersey Banking Corporation ("Lender"); and CYBEX INTERNATIONAL, INC., CYBEX FINANCIAL CORPORATION, EAGLE PERFORMANCE SYSTEMS, INC., CYBEX FITNESS GERATE VERTRIEBS, GMBH, GENERAL MEDICAL EQUIPMENT LIMITED, LUMEX BED SYSTEMS, TROTTER INC., and TROTTER HOLDING COMPANY (collectively, the "Borrowers").

                                  BACKGROUND
                                  ----------

     The Lender and the Borrowers have heretofore entered into the Amended and Restated Loan and Security Agreement dated June 16, 1997 (the "Loan Agreement"). Thereafter on July 15, 1997 the Lender and the Borrower entered into a First Amendment to Amended, and Restated Loan and Security Agreement (Hereinafter "First Amendment"). All capitalized terms utilized herein and not otherwise defined have the respective meaning indicated in the Loan Agreement. The parties desire to enter into this Second Amendment, to modify certain financial covenants in the Loan Agreement and to ratify and confirm all the terms and conditions of the Loan Agreement and the First Amendment.

     1. Section 9.12 of the Loan Agreement is hereby amended to read in its entirety as follows:

         9.12  MINIMUM ADJUSTED TANGIBLE CAPITAL FUNDS.  Borrowers shall not
               ----------------------------------------
permit their Adjusted Tangible Capital Funds to be (a) less than $24,000,000 as of June 30, 1997 and September 30, 1997; (b) less than $30,000,000 as of December 31, 1997 and quarterly thereafter; (c) less than $37,000,000 as of December 31, 1998 and quarterly thereafter; and (d) less than $42,000,000 as of December 31, 1999 and quarterly thereafter.

     2.  CONFIRMATION OF OBLIGATIONS.  This Second Amendment is made
         ----------------------------
supplemental to and a part of the Loan Agreement. Except as expressly amended and modified by this Second Amendment, the Loan Agreement and the First Amendment, are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above written.

Witness                                 SUMMIT BANK

/S/ Patricia G. Hartman                 By: /S/ Adrian Marquez
------------------------                    ---------------------------
                                            Adrian Marquez, V.P.


Witness                                 CYBEX INTERNATIONAL, INC.

/S/ Jeffrey Ng                          By: /S/ William S. Hurley
------------------------                    ---------------------------
                                            William S. Hurley, V.P.-CFO


Witness                                 CYBEX FINANCIAL CORPORATION

/S/ Jeffrey Ng                          By: /S/ William S. Hurley
------------------------                    ---------------------------


Witness                                 EAGLE PERFORMANCE SYSTEMS, INC.

/S/ Jeffrey Ng                          By: /S/ William S. Hurley
------------------------                    ---------------------------


Witness                                 CYBEX FITNESS GERATE VERTRIEBS,
                                        GMBH

/S/ Jeffrey Ng                          By: /S/ William S. Hurley
------------------------                    ---------------------------


Witness                                 GENERAL MEDICAL EQUIPMENT LIMITED

/S/ Jeffrey Ng                          By: /S/ William S. Hurley
------------------------                    ---------------------------

WITNESS                                  LUMEX BED SYSTEMS

/S/ Jeffrey Ng                           By: /S/ William S. Hurley
------------------------                     ------------------------


WITNESS                                  TROTTER INC.

/S/ Jeffrey Ng                           By: /S/ William S. Hurley
------------------------                     ------------------------


WITNESS                                  TROTTER HOLDING COMPANY

/S/ Jeffrey Ng                           By: /S/ William S. Hurley
------------------------                     ------------------------